Portfolio of Investments (unaudited)

As of March 31, 2020

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS (98.6%)
COMMON STOCKS (98.6%)
INDIA (98.6%)

Communication Services (0.4%)
Bharti Infratel Ltd.	833,289	$1,762,931

Consumer Discretionary (4.5%)
Bosch Ltd.(a)	48,223	6,000,637
Hero MotoCorp Ltd.(a)	195,216	4,074,863
Lemon Tree Hotels Ltd.(b)(c)	6,072,079	1,785,876
Maruti Suzuki India Ltd.(a)	129,600	7,310,115
		19,171,491

Consumer Staples (20.6%)
Godrej Agrovet Ltd.(a)(c)	1,156,080	5,654,743
Godrej Consumer Products Ltd.(a)	1,568,867	10,734,194
Hindustan Unilever Ltd.(a)	916,676	27,800,032
ITC Ltd.(a)	7,369,000	16,442,610
Jyothy Labs Ltd.(a)	5,995,940	7,240,224
Nestle India Ltd.(a)	88,300	19,059,400
		86,931,203

Energy (1.3%)
Aegis Logistics Ltd.(a)	3,100,000	5,712,150

Financials (24.9%)
Axis Bank Ltd.(a)	916,000	4,573,666
Bandhan Bank Ltd.(a)(c)	1,810,241	4,849,579
HDFC Bank Ltd.(a)	1,226,000	13,907,631
Housing Development Finance Corp. Ltd.(a)	1,882,000	40,420,261
Kotak Mahindra Bank Ltd.(a)	1,418,300	24,038,713
SBI Life Insurance Co. Ltd.(a)(c)	1,989,500	17,150,287
		104,940,137

Health Care (8.6%)
Biocon Ltd.(a)	1,713,576	6,105,984
Fortis Healthcare Ltd.(a)(b)	3,300,000	5,441,774
Piramal Enterprises Ltd.(a)	856,161	10,674,642
Sanofi India Ltd.(a)	106,170	8,777,246
Syngene International Ltd.(a)(c)	1,660,000	5,193,828
		36,193,474

Industrials (4.0%)
ABB India Ltd.(a)	349,224	4,277,367
ABB Power Products & Systems India Ltd.(b)	69,844	692,150
Container Corp. Of India Ltd.(a)	2,727,950	11,871,257
		16,840,774

See Notes to Portfolio of Investments.

The India Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of March 31, 2020

	Shares or Principal Amount	Value
Information Technology (19.6%)
Infosys Ltd.(a)	2,999,854	$24,780,099
Mphasis Ltd.(a)	1,480,748	12,861,187
Tata Consultancy Services Ltd.(a)	1,454,366	34,851,723
Tech Mahindra Ltd.(a)	1,365,000	10,104,887
		82,597,896

Materials (9.6%)
Asian Paints Ltd.(a)	723,434	15,835,138
Grasim Industries Ltd.(a)	307,230	1,929,418
Shree Cement Ltd.(a)	30,970	7,191,148
UltraTech Cement Ltd.(a)	370,969	15,732,554
		40,688,258

Real Estate (3.4%)
Godrej Properties Ltd.(a)(b)	954,528	7,539,307
Prestige Estates Projects Ltd.(a)	2,997,469	6,674,587
		14,213,894

Utilities (1.7%)
Gujarat Gas Ltd.(a)	1,462,000	4,825,907
Power Grid Corp. of India Ltd.(a)	1,070,000	2,243,452
		7,069,359
Total Common Stocks		416,121,567

SHORT-TERM INVESTMENT (0.6%)
UNITED STATES (0.6%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.32%(d)	2,504,416	2,504,416
Total Short-Term Investment		2,504,416
Total Investments (Cost $313,538,799) —99.2%		418,625,983
Other Assets in Excess of Liabilities—0.8%		3,448,802
Net Assets—100.0%		$422,074,785

(a)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price.
(b)	Non-income producing security.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of March 31, 2020.

See Notes to Portfolio of Investments.

The India Fund, Inc.

Notes to Portfolio of Investments (unaudited)

March 31, 2019

Summary of Significant Accounting Policies

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board of Directors (the "Board"). These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund's Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund's Board of Directors (the "Board"). A security that has been fair valued by the Fund's Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The India Fund, Inc.